EXHIBIT 1   page 1 of  6

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                       As of June 30, 2001

Entergy Corporation
  Entergy Enterprises, Inc. (LA) (100%) (an authorized
     subsidiary)
  Entergy Retail Holdings, Inc. (100%)(DE)(a new subsidiary)
     Entergy Retail Texas, Inc. (100%)(TX)(a new subsidiary)
       Entergy Solutions Supply Ltd (formerly Entergy Retail
          Texas LP-B)(1%)(TX)(a new subsidiary)
       Entergy Solutions Ltd (1%)(TX)(an energy-related company) Entergy Solutions Supply Ltd (formerly Entergy Retail Texas
      LP-B) (99%)(TX)(a new subsidiary)
     Entergy Solutions Ltd (99%)(TX)(an energy-related company) Entergy Retail Louisiana LLC-A (90%)(DE)(a new subsidiary)
       Entergy Retail Louisiana LLC-B (10%)(DE)(a new
          subsidiary)
       Entergy Retail Louisiana Management Services LLC-A
          (50%)(LA)(a new subsidiary)
     Entergy Retail Louisiana LLC-B (90%)(DE)(a new subsidiary)
       Entergy Retail Louisiana LLC-A (10%)(DE)(a new
         subsidiary)
       Entergy Retail Louisiana Management Services LLC-A
         (50%)(LA)(a new subsidiary)
  Entergy PTB Holding Company, Inc. (100%)(DE)(a new subsidiary)
     Entergy Solutions Select Ltd (TX)(99%)(an energy-related
       company
     Entergy Solutions Essentials Ltd (TX)(99%)(an energy-related company)
     Entergy Select, LLC (100%)(DE)(a new subsidiary)
       Entergy Solutions Select Ltd (TX)(1%)(an energy-related company)
       Entergy Solutions Essentials Ltd (TX)(1%)(an energy-
          related company)
  Entergy Ventures Holding Company, Inc. (DE)(100%)(a new
   subsidiary)
     Entergy MHK Investments LLC (DE)(100%)(a new subsidiary) Entergy Commerce, Inc. (DE)(100%)(a new subsidiary)
       Entergy MHK Retail LLC (DE)(100%)(an exempt
          telecommunications company)
  Entergy Resources, Inc. (100%)(DE)(a new subsidiary)
  Entergy Operations Services, Inc. (100%) (an O&M subsidiary) Entergy Power Gas Holdings Corporation (100%)(DE)(an energy-
     related company)
     Entergy Power Gas Operations Corporation (80%)(DE)(an energy-related company)
       Highland Energy Company (75%)(TX)(an energy-related
           company)
  Entergy Procurement Exchange Holding Corporation (100%) (DE)
     (a new subsidiary)

                    EXHIBIT 1   page 2 of  6

     Pantellos Corporation (5%) (an exempt telecommunications
      company)
  Entergy Power Generation Corp. (DE) (100%) (EWG)
     EAL Power Generation, LLC (50%)(a new subsidiary)
     Entergy Power Warren Corporation I (DE)(100%)(a new
       subsidiary)
       Warren Power, LLC (MS)(100%)(an EWG)
     Entergy Power Crete Corporation (DE)(100%)(a new subsidiary)
       Crete Turbine Holdings, LLC (DE)(50%)(a new subsidiary) Crete Energy Ventures, LLC (DE)(50%)(a new subsidiary)
  Entergy Power, Inc. (DE) (100%) (an authorized subsidiary) Entergy Holdings Inc. (100%) (an energy-related company)
     Entergy Business Solutions LLC (100%)(an energy-related
       company)
     Entergy Thermal LLC (100%)(an energy-related company) Entergy Nuclear, Inc. (100%) (an O&M subsidiary)
     TLG Services, Inc. (100%)(an energy-related company)
  Entergy Nuclear Holding Company #1 (75%) (an EWG)
  Entergy Nuclear Generation Corporation (DE)(100%) (an EWG)
     Entergy Nuclear New York Investment Company I (DE)(100%) (an
        EWG)
       Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG) Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
     Entergy Nuclear New York Investment Company II (DE)(100%)(an
       EWG)
       Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG) Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
  Entergy Nuclear Holding Company #2 (100%)(DE)(a new
     subsidiary)
     Entergy Nuclear Operations, Inc. 100%)(DE)(an O&M
       subsidiary)
     Entergy Nuclear Fuels Company (100%)(DE)(an O&M subsidiary) Entergy Nuclear Holding Company (100%)(a new subsidiary)
     Entergy Nuclear Holding Company #3 (100%)(a new subsidiary)
       Entergy Nuclear New York Investment Company III (100%)(a
          new subsidiary)
          Entergy Nuclear Indian Point 2 LLC (100%)(a new
            subsidiary)
          Entergy Nuclear Vermont Investment Company (100%)(DE)(a
            new subsidiary)
            Entergy Nuclear Vermont Yankee, LLC  (100%)(DE)(a
               new subsidiary)
  Entergy Technology Holding Company (100%) (ETC)
     Entergy Technology Company (100%) (ETC)
     Entergy Wireless, Inc. (100%)
  Entergy International Holdings Ltd., LLC (DE) (100%) (a new
     subsidiary)
     Entergy Global Investments, Inc. (100%) (AR) (a new
       subsidiary)
       Entergy Nuclear Holding Company #1 (25%) (an EWG)
                    EXHIBIT 1   page 3 of  6

       Entergy Power Development Corporation (DE) (15%)(FUCO) Entergy Power Generation Corp. (DE)(non-voting common stock)(EWG)
       Entergy Marketing Corporation (DE)(100%)(a new subsidiary)
          EWO Marketing Holding, LLC (DE)(80%)(a new subsidiary)
            EWO GP LLC (DE)(100%)(an energy-related company)
                EWO Marketing, LP (DE)(1%)(an energy-related
                  company)
            Entergy Power International Holdings Corporation
               (DE)(97%)(a new subsidiary)
               EK Holding I LLC (DE)(100%)(a new subsidiary)
                    Entergy-Koch LP (DE)(48.5%)(a new subsidiary)
                      Gulf South Pipeline LP (DE)(99%)(an
                         authorized subsidiary)
                      Gulf South Pipeline LLC (DE)(100%)(a new
                         subsidiary)
                        Gulf South Pipeline LP (DE)(1%)(an
                          authorized subsidiary)
                      Entergy-Koch Trading LP (DE)(99%)(an
                         energy-related company)
                      EKT LLC (DE)(99%)(a new subsidiary)
                        Entergy-Koch Trading LP (DE)(1%)(an
                          energy-related company)
                      EGT Holding LTD (Cayman)(100%)(a FUCO)
                           Entergy-Koch Trading, Ltd
                           (Europe)(UK)(100%)
                              Entergy-Koch Trading GmbH
                                (Germany)(100%)
               EK Holding II LLC (DE)(100%)(a new subsidiary)
                    Entergy-Koch LP (DE)(1%)(a new subsidiary)
               EK Holding III LLC (DE)(100%)(a new subsidiary)
                    Entergy-Koch LLC (DE)(50%)(a new subsidiary)
                      Entergy-Koch LP (DE)(.5%)(a new
                         subsidiary)
     Entergy International Ltd., LLC (100%)(FUCO)
       Entergy International Investment No. 2 LLC (100%)
          Entergy UK Holdings, Ltd (100%)
            Entergy UK Ltd (100%)
               Entergy UK Enterprises Ltd (100%) (FUCO)
                    EWO Holdings Inc. (33%)(DE)(FUCO)
       Entergy US DB IV LLC (100%)
          Entergy Australia Debt II (100%)
            Entergy Victoria, Inc. (311,584 shares)
            Entergy Australia DB I Pty Ltd (Less than 99%) Entergy US DB I LLC (100%)
          Entergy Australia Debt I Pty Ltd(Greater than 1%)(FUCO)
            Entergy Australia DB IA Pty LTD 100%)(FUCO)
  Entergy Global Power Operations Corporation (DE)(100 %)(an O&M subsidiary)


                    EXHIBIT 1   page 4 of  6

     Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M
       subsidiary)
     Entergy Power Operations Corporation (DE)(100%)(FUCO)
       Entergy Power Operations Damhead Creek Limited
          Partnership (UK)(99%)(FUCO)
       Entergy Power Operations Damhead Creek Corporation
          (DE)(100%)(FUCO)
          Entergy Power Operations Damhead Creek Limited
            Partnership (UK)(1%)(FUCO)
       Entergy Power Operations Holdings Ltd. (Cayman)
          (100%)(FUCO)
          Entergy Power Operations UK Limited (UK)(100%)(FUCO) Entergy Power Operations Pakistan LDC (Cayman)(95%)
  Entergy Global Trading Holdings, Ltd. (Cayman) (100%)(a new
     subsidiary)
     Entergy Power International Holdings Corporation (DE)(3%)(a
       new subsidiary)
  Entergy Power Development Corporation (DE) (85%) (FUCO)
     Entergy Power Operations Pakistan LDC (Cayman) (5%)
     Entergy Pakistan, Ltd. (DE) (100%) (FUCO)
       The Hub Power Co., Ltd. (Pakistan) (Less than 5%) (FUCO) Entergy Power Asia, Ltd. (Cayman) (100%) (EWG)
     Entergy Power Saltend Holding, Ltd. (Cayman) (100%) (FUCO)
       Entergy Power Saltend, Ltd. (Cayman) (100%) (FUCO)
          Saltend Cogeneration Company, Ltd. (United Kingdom)
            (100%) (FUCO)
       Entergy Power Europe Holding, Ltd. (Cayman) (100%)(FUCO) Entergy Power Damhead Creek Holding I, Ltd. (Cayman)
       (47.84%) (FUCO)
       Entergy Power Peru S.A. (100%)(FUCO)
          Latin America Holding I, Ltd (Cayman)(39.73%)
       Entergy Power Damhead Creek Holding II, Ltd. (Cayman)
          (99.99%) (FUCO)
          Entergy Power Properties (Kingsnorth) Limited(UK)(100%) Entergy Power Damhead Creek Holding III, Ltd. (Cayman)
            (100%) (FUCO)
            Damhead Creek Holding, Ltd. (United Kingdom) (100%)
               (FUCO)
               Damhead Creek, Ltd. (United Kingdom) (100%) (FUCO)
                 Damhead Creek Finance, Ltd. (Cayman) (100%)
                    (FUCO)
     Entergy Power Investment Holdings Corporation (DE)
       (100%)(FUCO)
       Entergy Power Damhead Finco. LLC (Delaware) (1%)(FUCO) Entergy Power Damhead Finco. LLC (Delaware) (99%)(FUCO)
       Entergy Power Damhead Finco. 1 (Cayman) (100%)(FUCO)
          Damhead Finance LDC (Cayman) (fka Entergy Power Damhead
             Cayman 1 LDC) (1%)(FUCO)
            Damhead Finance (Netherlands Antilles) N.V.
                (99%)(FUCO)
                    EXHIBIT 1   page 5 of  6

               Damhead Finance (Netherlands) B.V. (99%)(FUCO) Damhead Finance (Netherlands Antilles) N.V. (1%)(FUCO) Damhead Finance (Netherlands) B.V. (1%)(FUCO)
       Entergy Power Damhead Finco. 2 (Cayman) (100%)(FUCO)
          Damhead Finance LDC (Cayman) (99%)(FUCO)
            Damhead Finance (Netherlands Antilles) N.V.
               (99%)(FUCO)
               Damhead Finance (Netherlands) B.V. (99%)(FUCO)
     EWO Holdings, Inc. (DE)(27.30%)(FUCO)
       Entergy Power Damhead Creek Holding 1, Ltd. (Cayman)
          (52.16%%) (FUCO)
       Entergy Power BJE Holding Ltd (Cayman)(100%)
          Bom Jardim Energetica LTDA (Brazil)(99.99%)
          Entergy do Brasil LTDA (Brazil(99.99%)
          Entergy Power BJE Ltd (Cayman)(100%)
            Bom Jardim Energetica LTDA (Brazil)(.01%)
            Entergy do Brasil LTDA (Brazil)(.01%)
       Latin America Holding I, Ltd (Cayman)(60.27%)
          Latin America Holding II, Ltd (Cayman)(100%)
          Generandes Peru S.A. (Peru) (34.695%) (FUCO)
            Edegel S.A. (Peru) (69.843%) (FUCO)
          Entergy Power Chile S.A. (Chile)(100%)(FUCO)
            Inversiones Electricas Quillota S.A. (Chile) (25.1%)
               (FUCO)
               Compania Electrica San Isidro S.A. (Chile) (50.1%)
                 (FUCO)
          Entergy S.A. (Argentina) (100%) (FUCO)
            Central Costanera S.A. (Argentina) (6%) (FUCO)
               Central Thermoelectric Buenos Aires, S.A.
                  (Argentina) (3%)(FUCO)
          Entergy Power CBA Holding, Ltd. (Bermuda) (100%)(FUCO)
            Central Thermoelectric Buenos Aires, S.A.
               (Argentina) (Indirect 7.8%) (FUCO)
     EP Edegel, Inc. (Delaware) (100%) (FUCO)
       EWO Holdings Inc. (DE)(47.70%)(FUCO)
     Entergy Power Maritza Holding, Inc. (DE)(100%)(a new
        subsidiary)
       Entergy Power Maritza Holding I, Ltd. (Cayman)(100%)(a
           new subsidiary)
          Entergy Power Maritza Holding II, Ltd (Cayman)(100%)(a new subsidiary)
            Entergy Power Maritza Holding, Limited
               (Cyprus)(50%)(a new subsidiary)
          Entergy Power Maritza Holding III, Ltd (Cayman)(100%)
            Entergy Power Maritza Holding, Limited
               (Cyprus)(50%)(a new subsidiary)
  Entergy Power Holdings USA Corporation (DE)(100%)(an energy related company)
     Entergy Turbine Holding QF LLC (100%) (DE)(a new subsidiary)



                    EXHIBIT 1   page 6 of  6

       Entergy Turbine Holding Louisiana, LLC (100%)(DE)(a new
          subsidiary)
     Entergy Power RS Corporation (DE)(100%)(an energy related
        company)
       RS Cogen, LLC (LA)(50%) (a qualifying co-generation
          facility under PURPA)
  Entergy Power E&C Corporation (100%)(a new subsidiary)
     Entergy Power E&C Holdings, LLC (100%)(a new subsidiary)
       EntergyShaw LLC (50%)(an O&M subsidiary)
  EWO Marketing Holding, Inc. (DE)(20%)(a new subsidiary)